UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

MESA AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-15495	85-0302351

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

410 North 44th Street, Suite 700
Phoenix, Arizona, 85008

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (602) 685-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 2.02 Results of Operations and Financial Condition

     On January 25, 2005, Mesa Air Group, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended December 31, 2004. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press release, dated January 25, 2005

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA AIR GROUP, INC.

Date: January 28, 2005	By: /S/ George Murnane III

Name: GEORGE MURNANE III
Title: Executive Vice President and CFO